Crowe LLP Independent Member Crowe Global

Independent Accountant’s Report on Applying Agreed-Upon Procedures

Tricolor Auto Acceptance, LLC
1111 West Mockingbird Lane, Suite 1500

Dallas, TX 75247

We have performed the procedures enumerated below, on certain information with respect to the attributes of a portfolio of automobile receivables which we were informed are intended to be included as collateral in a proposed offering of asset-backed securities of Tricolor Auto Securitization trust 2021-1. Tricolor Auto Acceptance, LLC (the Company) is responsible for the information provided to us, including that the data file accurately represents the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the specified parties in evaluating certain information with respect to attributes of the automobile receivables relating to the proposed offering of asset-backed securities of Tricolor Auto Securitization Trust 2021-1. This report may not be suitable for any other purpose. Additionally, J.P. Morgan Securities LLC has agreed to and acknowledged that the procedures performed are appropriate for their purposes. Together the Company and J.P. Morgan Securities LLC are referred to as the “Specified Parties”. The procedures performed may not address all items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below for the purpose for which this report has been requested or for any other purpose.

Procedures:

1.
On June 8, 2021, representatives of the Company provided us with the electronic computer generated automobile loan data file and related record layout (Loan Data File) as of May 31, 2021 (Statistical Calculation Date) containing data relating to certain Automobile Loan Contracts (Contracts) to be sold in relation to the Sales and Servicing Agreement referred to in the Offering Memorandum for Tricolor Automobile Securitization trust 2021-1 (TAST 2021-1).

2.
We selected a haphazard sample of 101 Automobile Loan Contract Files (Contract Files) from the Loan Data File. The sample size was determined by J.P. Morgan Securities LLC. A listing of the reference numbers of the Sample Contract Files is attached hereto as Attachment A.

We obtained the Contract File for each Sample Contract and noted the following characteristics are included in the Contract Files:

a.	Signed credit application;
b.	Signed installment sales contract;
c.	Title Document naming the Company as the Secured Party thereon; and
d.	Borrower proof of insurance

We observed that each of the above documents were included within the Sample Contract Files. We noted no exceptions.

Utilizing the sample of 101 Contract Files we performed the following to each of the 101 contract files:

We compared Characteristic a. for each Sample Contract between (i) the Installment Sales Contract in the related Sample Contract File and (ii) the Loan Data File.

We compared Characteristics b., c., h. and i. for each Sample Contract among (i) the Installment Sales Contract in the related Sample Contract File, (ii) corresponding screen shots from the Company’s servicing system (each, a “Servicing Screen”) and (iii) the Loan Data File.

We compared Characteristics d., e., f. and g. for each Sample Contract between (i) corresponding Servicing Screen and (ii) the Loan Data File.

We found the Characteristics for each Sample Contract, when compared as described in the immediately preceding three sentences, to be in agreement with the corresponding data contained in the Loan Data File.

a.
Name of the Obligor on the actual certificate of title for the related vehicle or, if no such certificate of title in included in the related Sample Contract File, an application for a certificate of title (such certificate or receipt, as applicable, the “Title Document”);

b.	Contract ID (account) number;
c.	Amount financed;
d.	Original term;
e.	Amount of the bi-weekly/monthly payment;
f.	Annual Percentage Rate;
g.	Manufacturer and model, whether it is new or used, and the VIN on the Title Document;
h.	Obligor’s State; and
i.	Seller (dealer) state address.

3.	Utilizing the sample of Contract Files from procedure 2 above, we observed, in the Contract File for each Sample Contract, the presence of at least two of the following characteristics:

a.	FICO score;
b.	Payment-to-Income Ratio (PTI);
c.	Debt-to-Income Ratio (DTI);
d.	customer identification (ID);
e.	verification of employment;
f.	verification of income;
g.	verification of residency;
h.	down payment; and
i.	Loan-to-Value Ratio (LTV).

No exceptions were noted.

4.
We recalculated, on the basis of certain information contained in the Sample Contract File for each Sample Contract, the maturity date   as noted in the Loan Data File, based on the term of the Contract and the due date of the first payment by the related Obligor.

We found the recalculated maturity date for each Sample Agreement to be in agreement with the corresponding maturity date described in the Loan Data File.

The Sample Contract Files and the Servicing Screens were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any other information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data-imaged, or photocopies of, Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contract Files.

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Loan Data File or the conformity of their characteristics with those assumed for the purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purpose of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatements of the information referred to above. We have no responsibility to update the report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the AICPA.    We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or a conclusion, respectively, on certain information with respect to attributes of the portfolio of automobile receivables. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•	Addressing the value of collateral securing any such assets being securitized
•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations
•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•
Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions

•	Forming any conclusions
•	Any other terms or requirements of the transaction that do not appear in the report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties identified in this report. It is not intended to be and should not be used by anyone other than the Specified Parties, including investors and rating agencies, who are not Specified Parties but who may have access to this report as required by law or regulation.

/s/ Crowe LLP

Dallas, Texas July 12, 2021

Attachment A

The Sample Contracts

Sample Contract #	Account Number	Sample Contract #	Account Number	Sample Contract #	Account Number
1	P16199	35	P12393	69	P18860
2	P19178	36	P13270	70	47021
3	P2943	37	P21176	71	P12634
4	52655	38	P11178	72	P19000
5	P15058	39	P13515	73	P17606
6	R10421	40	P21036	74	P15574
7	P15110	41	50877	75	R13289
8	P19373	42	P6693	76	R11490
9	R6545	43	P8953	77	65490Z
10	P6590	44	P14982	78	P3233
11	10015	45	45504R	79	R9317
12	P13800A	46	R12029	80	R10398
13	P12855	47	P15201	81	66408
14	P6581	48	66429	82	R11288
15	P15157	49	34069	83	P8445
16	P12584	50	49039R	84	P10375
17	P11123	51	P10743	85	P11137
18	R14134	52	41449	86	P18331
19	5100	53	P19309	87	P7508
20	P9564	54	P15603	88	R11084
21	47940R	55	P5502	89	66969
22	50357	56	P7735	90	P8805
23	P15819	57	P8673	91	R11299
24	P7693	58	P13338	92	P11349
25	R16030	59	R17241	93	R20175
26	P5572	60	50183	94	R12164
27	P3016	61	R3455	95	P10265
28	R9805	62	48145	96	49838
29	R11428	63	P13763	97	R6133
30	P12056	64	P15105	98	R19790
31	R7873	65	45100	99	50941
32	P19959	66	P4657	100	R5346
33	P20881	67	P4638	101	1730
34	R18045	68	R9310

A-1